                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                      CCC INFORMATION SERVICES GROUP
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

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    (2) Form, Schedule or Registration Statement No.:

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                                     [LOGO]

                                          August 12, 1998

Dear Stockholder:

    You are cordially invited to attend the 1998 CCC Information Services Group Inc. Annual Meeting of Stockholders, to be held at 10:00 a.m., Tuesday, August 25, 1998, at the Holiday Inn Mart Plaza, Chicago, Illinois, Telephone (312) 836-5000. The Holiday Inn is located in downtown Chicago on Orleans between Wacker Drive and Kingsbury adjacent to CCC's Headquarters at the Merchandise Mart.

    This meeting has been delayed from our typical April meeting date pending the closing of the transaction between White River Corporation, our largest shareholder, and Harvard Private Capital Group. You will have an opportunity to discuss each item of business described in the Notice of Annual Meeting and Proxy Statement and to ask questions about the Company and its operations.

    To make certain your shares are represented at the meeting, whether or not you plan to attend, please sign and return the enclosed proxy card, using the envelope provided. If you attend the meeting, you may vote your shares in person, even though you have previously signed and returned your proxy.

                                          Sincerely,

                                                  [SIGNATURE]

                                          David M. Phillips
                                          Chairman

DMP/dmt

                                     [LOGO]

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD AUGUST 25, 1998

                             ---------------------

To the Stockholders of Common Stock and

  the Holders of Series E Preferred Stock

    The annual meeting of stockholders of CCC Information Services Group Inc., a Delaware corporation (the "Company") will be held at 10:00 a.m., Tuesday, August 25, 1998, at the Holiday Inn Mart Plaza located at 350 North Orleans Street, Chicago, Illinois, (312) 836-5000 for the following purposes:

    1.  To elect a Board of Directors to serve for the ensuing year;

    2.  To approve the Company's Employee Stock Purchase Plan;

    3. To increase the number of shares authorized to be purchased pursuant to the Company's 1997 Stock Option Plan; and

    4. To transact such other business as may properly come before the meeting or any adjournment thereof.

    Nominees for directors are set forth in the enclosed Proxy Statement. Only Stockholders of record at the close of business on July 31, 1998, will be entitled to vote at this meeting.

    A copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997, is being mailed to Stockholders with this Proxy Statement.

                                          By Order of the Board of Directors,

                                                     [SIGNATURE]

                                          Gerald P. Kenney
                                          Vice President, Secretary and General
                                          Counsel

                            ------------------------

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE MARK, DATE AND SIGN THE ACCOMPANYING PROXY AND PROMPTLY RETURN IT IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON, EVEN THOUGH YOU HAVE PREVIOUSLY SIGNED AND RETURNED YOUR PROXY.

                                PROXY STATEMENT

                             ---------------------

                 SOLICITATION OF PROXY, REVOCABILITY AND VOTING

GENERAL

    This proxy statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of CCC Information Services Group Inc. (the "Company" or "CCC") of proxies to be voted at the 1998 Annual Meeting of Stockholders of the Company to be held at 10:00 a.m. on August 25, 1998, at the Holiday Inn Mart Plaza located at 350 North Orleans Street, Chicago, Illinois. Only Stockholders of record on July 31, 1998, will be entitled to vote at the meeting.

    The Company's principal executive offices are located at 444 Merchandise Mart, Chicago, Illinois 60654-1005. The approximate date on which the Proxy Statement and the accompanying Proxy are first being sent to Stockholders is August 13, 1998.

VOTING

    Each share of Common Stock outstanding on the record date is entitled to one vote. In addition, there are 500 shares of Series E Cumulative Redeemable Preferred Stock ( the "Series E Preferred Stock") outstanding, which are beneficially owned by White River Ventures, Inc. ("White River Ventures"). Pursuant to the provisions of the Company's certificate of incorporation, for so long as such shares of Series E Preferred Stock are beneficially owned by White River Ventures or any of its affiliates, such owners are entitled to vote together with the holders of the Common Stock on all matters voted on by holders of Common Stock. The number of votes that each share of Series E Preferred Stock may cast at the meeting is determined according to a formula, the effect of which will be to cause White River Ventures to cast 51% of the votes entitled to be cast by the outstanding shares of Common Stock and Series E Preferred Stock considered together.

    As of the record date, there were 25,028,794 shares of Common Stock and 500 shares of Series E Preferred Stock outstanding. A total of 33,559,653 votes may be cast at the meeting by the holders of Common Stock and Series E Preferred Stock considered together. White River Ventures may cast 8,584,564 votes with respect to its shares of Common Stock and 8,530,859 votes with respect to its shares of Series E Preferred Stock, for a total of 17,115,423 or 51% of the total shares eligible to vote.

    An affirmative vote of a majority of the votes cast with respect to shares present and voting at the meeting is required for approval of all items being submitted to the Stockholders for their consideration. An automated system administered by the Company's transfer agent tabulates the votes. Abstentions are not counted in tabulations of the votes cast on proposals presented to Stockholders.

REVOCABILITY OF PROXIES

    Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke it at any time before its exercise. It may be revoked by mailing or delivering to the Secretary of the Company an instrument of revocation or by the presentation at the meeting of a duly executed proxy bearing a later date. To be effective, such revocation must be received by the Company prior to 9:00 a.m. on August 25, 1998. It also may be revoked by attendance at the meeting and election to vote in person.

SOLICITATION

    The Company will bear the entire cost of preparing, assembling, printing and mailing this Proxy Statement, the accompanying proxy and any additional material which may be furnished to Stockholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians to forward to beneficial owners of stock held in the names of such nominees. The Company will bear the cost of solicitation of proxies and will reimburse brokers, custodians, nominees and fiduciaries for their reasonable expenses in sending solicitation material to the beneficial owners of the Company's shares. The solicitation of proxies will be made by the use of the mails and through direct communication with certain Stockholders or their representatives by officers, directors and employees of the Company, who will receive no additional compensation therefor. The Company has engaged Harris Bank & Trust ("Harris") to distribute materials to brokerage houses, banks, custodians and other nominee holders.

                  INFORMATION ABOUT THE BOARD OF DIRECTORS AND
                            COMMITTEES OF THE BOARD

BOARD OF DIRECTORS

    The Board of Directors consists of seven members each elected for a one year term. During 1997, the Board of Directors met on five (5) occasions. All Directors attended at least 75% of the meetings of the Board and the committees on which they sat.

    DIRECTOR COMPENSATION: Directors not employed by the Company, its parent (White River Ventures), subsidiaries or affiliates were paid a fee of $5,450 for each Board meeting attended during fiscal 1997.

    BOARD COMMITTEES: The Board of Directors has standing Audit and Compensation Committees.

    AUDIT COMMITTEE: The committee met once during fiscal year 1997. The committee approves the appointment of the independent auditors and reviews and approves the scope of the audit, the financial statements, the independent auditors' letter of comments, if any, and management's responses thereto, and the fees charged for audit and tax services and any special assignments. The Committee appointed Price Waterhouse as the Company's independent accountants for the year ending December 31, 1997.

    COMPENSATION COMMITTEE: The committee met four (4) times during fiscal 1997. The committee establishes the compensation programs for officers of the Company and reviews overall compensation and benefit programs of the Company. The committee also administers and selects participants for the Employee Stock Option Plan.

                             ELECTION OF DIRECTORS

    Stockholders representing more than 51% of the voting power of the Common Stock of the Company have agreed to expand the Board of Directors of the Company from seven (7) members to nine (9) members. The details of this agreement are described below.

    Seven directors are to be elected at the Annual Meeting to serve until the earlier of the next Annual Meeting of Stockholders or until their respective successors have been elected and qualified. David M. Phillips (nominee for Chairman and Chief Executive Officer of the Company), Loeb Investors Co. XV, Loeb Investors Co. XIII and Loeb Investors Co. 108, of which Thomas L. Kempner (a director Nominee of the Company) is an affiliate (collectively, the "Management Stockholders"), White River Ventures and the Company have entered into a Stockholders Agreement dated June 16, 1994, and amended as of June 30, 1998, pursuant to which the Management Stockholders and White River Ventures have agreed to certain provisions regarding the corporate governance of the Company, including the election of directors. The Stockholder Agreement, as amended, sets forth the following condition regarding the nomination and election of directors: Until the Amendment Date (defined as the effective date in which the Company's Certificate of Incorporation is amended for the purpose of fixing at nine (9) the maximum number of members of the Board of Directors) the Management Stockholders and White River Ventures shall take all actions necessary to cause the nomination and election to the board of directors of (i) four (4) individuals designated by White River Ventures, and (ii) three (3) individuals designated by a majority of shares of Common Stock held by the Management Stockholders. After the Amendment Date, the Management Stockholders and White River Ventures shall take all actions necessary to cause the nomination and election to the Board of Directors of (i) five (5) individuals designated by White River Ventures, and (ii) four (4) individuals designated by a majority of shares of Common Stock held by the Management Stockholders. The Stockholders Agreement terminates upon the first to occur of (i) the written agreement of the parties, (ii) the liquidation of dissolution of the Company, (iii) the first day on which there are no shares of Series C Cumulative Redeemable Preferred Stock (the "Series C Preferred Stock"), Series D Cumulative Redeemable Preferred Stock (the "Series D Preferred Stock"), or Series E Preferred Stock issued and outstanding, or (iv) June 16, 1999. Directors are elected by a plurality of the votes of the shares of Voting Stock present in person or represented by proxy and entitled to vote at the Annual Meeting. Consequently, any shares not voted (whether by abstention, broker non-vote or votes withheld) will have no effect on the election of directors. If any nominee for election as director is unable to serve (which the Board of Directors does not anticipate), the persons named in the proxy may vote for another person in accordance with their judgment. Morgan W. Davis, Thomas L. Kempner, David M. Phillips and Michael R. Stanfield have served as directors of the Company for the past year.

    The Management Stockholders and White River Ventures intend to take action by written consent to amend the Company's Certificate of Incorporation to increase the maximum number of directors from seven to nine upon completion of all filings and actions required by law in order to take such action. The Company estimates that the Amendment Date will occur in September 1998.

    The names and ages of the designated nominees, their principal occupations or employment during the past five years and other data regarding them as of July 31, 1998, based upon information received from them, are as follows:

    MICHAEL R. EISENSON; AGE 42; PRESIDENT AND CHIEF EXECUTIVE OFFICER, CHARLESBANK CAPITAL PARTNERS, LLC.

    Mr. Eisenson is the President and Chief Executive Officer of Charlesbank Capital Partners, LLC, the successor to Harvard Private Capital Group, Inc. which was spun out of Harvard management Company, Inc. on July 1, 1998. Prior to joining Harvard in 1986, Mr. Eisenson was a manager with The Boston Consulting Group, where he provided strategic planning assistance to multinational corporations. Mr. Eisenson serves on the Board of Directors of Harken Energy Corporation, ImmunoGen, Inc., Playtex Products, Inc., United Auto Group, Inc. and The WMF Group, Ltd.

    THOMAS L. KEMPNER; AGE 71; CHAIRMAN AND CHIEF EXECUTIVE OFFICER, LOEB PARTNERS CORPORATION.

    Mr. Kempner has served as a Director of the Company since 1983. Since 1979 he has served as Chairman and Chief Executive Officer of Loeb Holding Corporation, an investment banking, registered broker/dealer and registered investment advisory firm. He also serves as a director of the following companies: Alcide Corporation; Energy Research Corporation; IGENE BioTechnology, Inc.; Intermagnetics General Corporation; and director emeritus Northwest Airlines, Inc. Mr. Kempner is Chairman of the Compensation Committee and a member of the Audit Committee.

    DUDLEY C. MECUM, AGE 63; MANAGING DIRECTOR; CAPRICORN HOLDINGS, LLC.

    Mr. Mecum is a General Partner with Capricorn, a leveraged buyout firm, since 1997. Prior to joining Capricorn, Mr. Mecum was a partner in G.L. Ohrstrom & Co., a leveraged buyout firm. He was an executive with Peat Marwick Mitchell & Co. for 12 years serving as the vice chairman of the West Coast Region and as Managing Partner of the New York office. Mr. Mecum is a Director of several companies including, the Travelers Group, Fingerhut Companies, DynCorp, and Lyondell Petrochemical.

    DAVID M. PHILLIPS; AGE 59; CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER, CCC INFORMATION SERVICES GROUP INC.

    Mr. Phillips has served as Chairman, President and Chief Executive Officer since founding the Company in 1983. Prior to joining the Company, Mr. Phillips served in a number of capacities at Citicorp. As Senior Vice President, he led the team that developed and implemented the credit card portion of the bank's national consumer strategy taking the consumer file from 200,000 to 10 million. Subsequently, he was responsible for Citicorp's latin american consumer businesses that included banks, property and casualty insurance companies, finance companies and credit cards. Mr. Phillips was also employed at Polaroid Corporation where he began as Director of Special Markets and subsequently was named Controller of New Product Group.

    MARK A. ROSEN; AGE 47; MANAGING DIRECTOR; CHARLESBANK CAPITAL PARTNERS, LLC.

    Mr. Rosen is a Managing Director of Charlesbank Capital Partners, LLC. Mr. Rosen has been with Charlesbank and its predecessor organization, Harvard Private Capital Group, Inc., since 1994. Prior to joining Charlesbank, Mr. Rosen was a principal of the Conifer Group, a strategy consulting firm, and President of Morningside/North America Limited, a private investment company. He currently serves on the Boards of Directors of several Charlesbank portfolio companies.

    MICHAEL R. STANFIELD; AGE 47; MANAGING DIRECTOR, LOEB PARTNERS CORPORATION.

    Mr. Stanfield has served as a Director of the Company since 1995. He has been Managing Director of Loeb Partners Corporation since 1993. From 1990 to 1993, Mr. Stanfield was self-employed as an independent consultant. Mr. Stanfield is a member of the Audit and Compensation Committees.

    HERBERT S. "PUG" WINOKUR, JR.; AGE 54; PRESIDENT; CAPRICORN HOLDINGS, INC.

    Mr. Winokur is President of Capricorn Holdings, Inc. (a private investment company) and Managing General Partner of Capricorn Investors, L.P. and Capricorn Investors II, L.P., private investment partnerships concentrating on investments in restructure situations, organized by Mr. Winokur in 1987 and 1994 respectively. Prior to his current appointment, Mr. Winokur was Senior Executive Vice President and Director of Penn Central Corporation. Mr. Winokur is a Director of Enron Corp., NAC Re Corporation, The WMF Group, Ltd., Mrs. Fields' Holding Company, Inc., and DynCorp.

    Additional designated individuals to serve on the Board of Directors of the Company after the Amendment Date.

    MORGAN W. DAVIS; AGE 47; PRESIDENT AND CHIEF EXECUTIVE OFFICER, WHITE MOUNTAIN INSURANCE CO.

    Mr. Davis has served as a Director of the Company since 1995. He has also served since 1995 as the President and Chief Executive Officer of White Mountain Insurance Company, a wholly-owned subsidiary of Fund American. From 1992 to 1994, Mr. Davis was self-employed as a private investor in a number of entrepreneurial enterprises. From 1987 to 1992, he served as President of Fireman's Fund Commercial Insurance. Mr. Davis is currently a Director of White Mountain Holdings and Valley Insurance Group. Mr. Davis is a member of the Audit and Compensation Committees.

    GITHESH RAMAMURTHY; AGE 37; PRESIDENT, CHIEF OPERATING OFFICER AND CHIEF TECHNOLOGY OFFICER; CCC INFORMATION SERVICES INC.

    Mr. Ramamurthy joined the Company in July 1992 as Executive Vice President-Product Engineering and Chief Technology Officer. In January 1996, he assumed the position of President-Insurance Division while retaining the position of Chief Technology Officer and in July 1997, he became President and Chief Operating Officer. Prior to joining the Company, Mr. Ramamurthy was a founding member of Sales Technologies, Inc., a field sales automation software company where he directed product development activities. Sales Technologies customers included a long list of Fortune 100 clients in the United States and Europe before it was acquired by Dun & Bradstreet in 1989.

                  COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

    The following table sets forth information regarding persons known to the Company (based on information filed with the Securities and Exchange Commission) to be the beneficial owners of more than five percent of any class of the Company's voting securities as of July 31, 1998:

                                                       NAME AND ADDRESS           AMOUNT AND NATURE OF   PERCENT OF
TITLE AND CLASS                                      OF BENEFICIAL OWNER          BENEFICIAL OWNERSHIP    CLASS (1)
---------------------------------------------  --------------------------------  ----------------------  -----------
Common Stock.................................  Loeb Entities (2)(4)                      3,457,315             13.8
Common Stock.................................  White River Ventures (3)(4)               8,584,564             34.3
Preferred Stock-Series E.....................  White River Ventures (3)(4)                     500              100

------------------------

(1) Beneficial ownership is determined in accordance with the rules of the Securities Exchange Commission and generally includes voting or investment power with respect to the securities.

(2) Includes Loeb Investors Co. XIII, Loeb Investors Co. XV and Loeb Investors Co. 108. The address of the Loeb Entities is 61 Broadway, 24th Floor, New York, New York 10006.

(3) The address of White River Ventures is c/o Charlesbank Capital Partners, LLC, 600 Atlantic Avenue, 26th Floor, Boston, Massachusetts 02210. Loeb Entities, White River Ventures and David M. Phillips have entered into a Stockholders Agreement which provides for certain voting rights. Please refer to the section above entitled "Voting" for a description of certain of these rights.

(4) Loeb Entities, White River Ventures and David M. Phillips have entered into a Stockholders Agreement which provides for certain voting rights. Please refer to the section above entitled "Voting" for a description of certain of these rights.

    The Company has been informed that on June 30, 1998, White River Corporation, the sole shareholder of White River Ventures, was acquired in a merger with Demeter Holdings Corporation, which is solely controlled by the President and Fellows of Harvard College, a Massachusetts educational corporation and title-holding company for the endowment fund of Harvard University. The Company has been further informed that Charlesbank Capital Partners LLC will act as investment manager with respect to the investment of White River Ventures in the Company.

    The following table sets forth information regarding ownership of the Company's Common Stock as of July 31, 1998 by Directors, by each of the named Executive Officers and by all Executive Officers and Directors as a group:

                                                                                 AMOUNT AND NATURE OF   PERCENT OF
TITLE AND CLASS                      NAME OF BENEFICIAL OWNER                    BENEFICIAL OWNERSHIP    CLASS (1)
-----------------  ------------------------------------------------------------  --------------------  -------------
Common Stock.....  David M. Phillips(2)                                                   845,260              3.4
Common Stock.....  J. Laurence Costin                                                     167,255                *
Common Stock.....  Githesh Ramamurthy(3)                                                  370,480              1.5
Common Stock.....  John Buckner(4)                                                         79,720                *
Common Stock.....  Blaine R. Ornburg(5)                                                   122,000                *
Common Stock.....  Leonard Ciarrocchi(6)                                                   36,000                *
Common Stock.....  Dudley C. Mecum                                                        --                --
Common Stock.....  Thomas L. Kempner(7)                                                 3,724,674             14.9
Common Stock.....  Michael R. Eisenson (8)(10)                                          8,584,564             34.3
Common Stock.....  Mark A. Rosen(9)(10)                                                 8,584,564             34.3
Common Stock.....  Michael R. Stanfield                                                   --                --
Common Stock.....  Herbert S. Winokur, Jr.                                                --                --
Common Stock.....  All directors and executive officers as a group                     13,929,953             55.7
                     (13 persons)

------------------------

*   Less than one percent of the outstanding Common Stock

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities.

(2) Includes 300,000 shares of Common Stock held by Ruth Ann Phillips, Mr. Phillips' wife. Mr. Phillips disclaims beneficial ownership of the shares held by Ruth Ann Phillips, except to the extent of his pecuniary interests therein. Includes 17,500 shares of Common Stock issuable upon exercise of outstanding options which are exercisable within sixty (60) days of July 31, 1998.

(3) Includes 166,880 shares of Common Stock issuable upon exercise of outstanding options which are exercisable within 60 days of July 31, 1998.

(4) Includes 67,000 shares of Common Stock issuable upon exercise of outstanding options which are exercisable within 60 days of July 31, 1998.

(5) Includes 94,000 shares of Common Stock issuable upon exercise of outstanding options which are exercisable within 60 days of July 31, 1998.

(6) Includes 36,000 shares of Common Stock issuable upon exercise of outstanding options which are exercisable within 60 days of July 31, 1998.

(7) Includes 3,457,315 shares of Common Stock held by the Loeb Entities. Mr. Kempner is the managing general partner or the general partner of the general partner of each of the Loeb Entities. Mr. Kempner disclaims beneficial ownership of the shares held by the Loeb Entities, except to the extent of his pecuniary interests therein. Also includes (held personally) 200,000 shares of Common Stock and 67,360 shares of common stock issuable upon exercise of outstanding options which are exercisable within 60 days of July 31, 1998.

(8) Includes 8,584,564 shares of Common Stock held by White River, Mr. Eisenson is President and Chief Executive Officer of Charlesbank Capital Partners LLC owner of White River Ventures Inc. and disclaims beneficial ownership of the shares held by White River, except to the extent of his pecuniary interests therein.

(9) Includes 8,584,564 shares of Common Stock held by White River. Mr. Rosen is Managing Director of Charlesbank Capital Partners LLC owner of White River Ventures Inc. and disclaims beneficial ownership of the shares held by White River, except to the extent of his pecuniary interests therein.

(10) White River Ventures also owns 630 shares of Series C Preferred Stock, which is 100% of the outstanding shares of such class, 3,601 shares of Series D Preferred Stock, which is 95% of the outstanding shares of such class, and 500 shares of Series E Preferred Stock, which is 100% of the outstanding shares of such class. Mr. Eisenson and Mr. Rosen disclaim beneficial ownership of the shares held by White River Ventures, except to the extent of their pecuniary interests therein.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, executive officers and holders of more than 10% of the Company's Common Stock to file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. The Company believes that during the fiscal year ended December 31, 1997, its officers, directors and holders of more than 10% of the Company's Common Stock complied with all Section 16(a) filing requirements.

                       COMPENSATION OF EXECUTIVE OFFICERS

    The following table summarizes the compensation of the Chief Executive Officer and the four other most highly compensated executive officers of the Company for the fiscal year ended December 31, 1997, and for the Company's previous two fiscal years.

                           SUMMARY COMPENSATION TABLE

                                                                                   LONG TERM
                                                                              COMPENSATION AWARDS
                                                                           -------------------------
                                                    ANNUAL COMPENSATION
                                                   ----------------------     (E)           (F)
                                                                           RESTRICTED   SECURITIES         (G)
                 (A)                       (B)        (C)         (D)        STOCK      UNDERLYING      ALL OTHER
NAME AND PRINCIPAL POSITION               YEAR     SALARY($)    BONUS($)   AWARDS($)   OPTIONS(#)(1)  COMPENSATION
--------------------------------------  ---------  ----------  ----------  ----------  -------------  -------------
David M. Phillips ....................       1997  $  525,000  $  162,475          --       70,000             --
  Chairman, President and Chief              1996  $  448,008  $  100,000          --           --             --
  Executive Officer                          1995  $  448,008          --          --           --             --

J. Laurence Costin, Jr. ..............       1997  $  289,284  $   46,690          --           --             --
  Vice Chairman                              1996  $  272,016  $   80,000          --           --             --
                                             1995  $  259,031  $   75,000          --           --             --

Githesh Ramamurthy ...................       1997  $  302,515  $   86,083          --           --             --
  Chief Operating Officer and Chief          1996  $  260,751  $   52,219          --      120,000             --
  Technology Officer                         1995  $  208,340          --          --      133,600             --

John Buckner .........................       1997  $  253,754  $   83,415          --           --             --
  President--Automotive Service              1996  $  213,132  $   39,791          --       50,000             --
  Division                                   1995  $  188,340  $   51,625          --      104,000             --

Blaine R. Ornburg ....................       1997  $  210,009  $   67,093          --           --             --
  President--Outsourcing Division            1996  $  192,508  $   40,700          --       50,000             --
                                             1995  $  131,046          --          --       80,000      $  50,000(2)

------------------------

(1) Represents the number of shares of Common Stock issuable upon exercise of options granted pursuant to the Stock Option Plan.

(2) Compensation relating to relocation expenses.

                     1997 STOCK OPTION GRANTS TO EXECUTIVES

    The following table shows information with respect to grants of options to the Chief Executive Officer and the other named executives in 1997. As required by the Securities and Exchange Commission (the "SEC"), the calculation of potential realizable values shown for such awards is based on assumed annualized rates of stock price appreciation of 5% and 10% over the full ten-year term of the options.

                                                      INDIVIDUAL GRANTS                           POTENTIAL REALIZABLE
                               ----------------------------------------------------------------     VALUE AT ASSUMED
                                  NUMBER OF                                                      ANNUAL RATES OF STOCK
                                 SECURITIES                                                      PRICE APPRECIATION FOR
                                 UNDERLYING      % OF TOTAL OPTIONS     EXERCISE                     OPTION TERM(4)
                                   OPTIONS      GRANTED TO EMPLOYEES      PRICE     EXPIRATION   ----------------------
NAME                            GRANTED(#)(1)     IN FISCAL YEAR(2)    ($/SHARE)(3)    DATE        5%($)       10%($)
-----------------------------  ---------------  ---------------------  -----------  -----------  ----------  ----------
David M. Phillips............        70,000                  27%        $   18.50     04/15/02   $  357,784  $  790,610
J. Laurence Costin, Jr.......        --                  --                --           --           --          --
Githesh Ramamurthy...........        --                  --                --           --           --          --
John Buckner.................        --                  --                --           --           --          --
Blaine R. Ornburg............        --                  --                --           --           --          --
Leonard L. Ciarrocchi........        --                  --                --           --           --          --

------------------------

(1) The options granted in 1997 are exercisable 25% on the first anniversary from the date of grant and 25% on each anniversary date of the grant for years two, three and four.

(2) The Company granted options representing 261,600 shares to employees in 1997.

(3) Option exercise price is determined as the close price on the date of grant.

(4) The potential realizable value is calculated based on the term of the option at its time of grant (5 years) and is calculated by assuming that the price on the date of grant as determined by the Board of Directors appreciates at the indicated annual rate compounded annually for the entire term of the option and that the option is exercised and sold on the last day of its term for the appreciated price. The 5% and 10% assumed rates of appreciation are derived from the rules of the Securities and Exchange Commission and do not represent the Company's estimate of projection of the future Common Stock price.

                    AGGREGATED OPTION EXERCISES IN 1997 AND
                       OPTION VALUES AT DECEMBER 31, 1997

    This table sets forth information regarding exercise of options during 1997 by the Chief Executive Officer and the other named executives. The "value realized" is based on the market price on the date of exercise, while the "value of unexercised in-the-money options at December 31, 1997" is based on the market price on that date.

                    AGGREGATED OPTION EXERCISES IN 1997 AND
                        DECEMBER 31, 1997 OPTION VALUES

                                                             NUMBER OF SECURITIES        VALUE OF UNEXERCISED,
                                                            UNDERLYING UNEXERCISED      IN-THE-MONEY OPTIONS AT
                                 SHARES                     OPTIONS AT 12/31/97(#)          12/31/97($)(1)
                               ACQUIRED ON     VALUE      --------------------------  ---------------------------
NAME                           EXERCISE(#)  REALIZED($)   EXERCISABLE  UNEXERCISABLE  EXERCISABLE   UNEXERCISABLE
-----------------------------  -----------  ------------  -----------  -------------  ------------  -------------
David M. Phillips                  --            --           --             70,000        --        $    87,500
J. Laurence Costin, Jr.            15,600   $    259,272     136,160        --        $  2,501,259       --
Githesh Ramamurthy                173,600   $  2,723,749     128,160        125,440   $  1,758,600   $ 1,514,400
John Buckner                       --            --           95,200         74,800   $  1,429,184   $   997,316
Blaine R. Ornburg                  --            --           68,000         62,000   $  1,035,000   $   832,500
Leonard L. Ciarrocchi              --            --           24,000         36,000   $    205,200   $   307,800

------------------------

(1) Value of unexercised, in-the-money options based on a fair market value of Company Common Stock of $19.75 per share as of December 31, 1997.

                               EXECUTIVE OFFICERS

    Set forth below is certain information concerning the executive officers of the Company during fiscal 1997, based on data furnished by them:

          NAME                 AGE                                  POSITION                                SINCE
-------------------------      ---      ----------------------------------------------------------------  ---------
David M. Phillips                  59   Chairman and Chief Executive Officer                                   1983
J. Laurence Costin, Jr.            56   Vice Chairman                                                          1983
Githesh Ramamurthy                 37   President and Chief Operating Officer                                  1992
John Buckner                       51   President--Automotive Services Division                                1994
Blaine R. Ornburg                  51   President--Outsourcing Division                                        1995
Leonard L. Ciarrocchi              45   Executive Vice President--Chief Financial Officer                      1996

    Except as discussed below, all of these officers have held executive positions with the Company for more than three years.

    DAVID M. PHILLIPS has served as Chairman and Chief Executive Officer since founding the Company in 1983. Please refer to the biographical information contained in the Section entitled "Election of Directors."

    J. LAURENCE COSTIN, JR. joined the Company in February 1983 as Executive Vice President responsible for the Company's sales and client field service organization. He currently serves as Vice Chairman, a position he has held since May 1983. Prior to joining the Company, Mr. Costin was Senior Vice President and General Manager for the Midwest region of Seligman & Latz, Inc., a Fortune 500 company which managed department store concessions.

    GITHESH RAMAMURTHY has served as President and Chief Operating Officer since July 1997. Please refer to the biographical information contained in the Section entitled "Election of Directors."

    JOHN BUCKNER joined the Company in January 1994 as Senior Vice President-AutoBody Division. Mr. Buckner was promoted to Executive Vice President-Sales and Services Division in 1995 and currently serves as President-Automotive Services Division. Prior to joining the Company, Mr. Buckner was Vice President and General Manager of U.S. Automotive Operations at Sun Electric Corporation. Previously, Mr. Buckner held a variety of senior sales and new market development positions at Reynolds & Reynolds.

    BLAINE R. ORNBURG joined the Company in May 1995 as Executive Vice President-New Market Development. In January 1996, he assumed the additional responsibilities of Acting Chief Financial Officer, a position he held until June, 1996. Prior to joining the Company, Mr. Ornburg served as Senior Vice President of First Data Corporation. Mr. Ornburg joined First Data Corporation upon its purchase of Anasazi, Inc., a software and networking company Mr. Ornburg founded in 1987. Previously, Mr. Ornburg was Vice President-Point of Transaction Systems for Visa International.

    LEONARD L. CIARROCCHI joined the Company in June 1996 as Executive Vice President and Chief Financial Officer. Prior to joining the Company, Mr. Ciarrocchi was Vice President and Treasurer of White River Corporation from 1993 to 1996 and Manager of Finance of Fund American Enterprises, Inc. from 1991 to 1993. Mr. Ciarrocchi was Manager of Finance for Fireman's Fund Corporation from 1989 to 1991.

EMPLOYMENT AGREEMENTS

    The Company has entered into employment agreements with each of Mr. Buckner, Mr. Ramamurthy, Mr. Ornburg, Mr. Ciarrocchi and Mr. Costin. Mr. Buckner's employment agreement provides for an annual salary of $250,000 plus bonus, and terminates April 30, 2001. Mr. Ramamurthy's employment agreement provides for an annual salary of $275,000 plus bonus, and terminates June 30, 2001. Mr. Ornburg's employment agreement provides for an annual salary of $200,000 plus bonus, and terminates June 30, 2001. Mr. Ciarrocchi's employment agreement provides for an annual salary of $200,000 plus bonus, and terminates June 30, 2001. Mr. Costin's employment agreement provides for an annual salary of $230,000 plus bonus, and terminates April 30, 1999. Messrs. Buckner's, Ramamurthy's, Ciarrocchi's and Ornburg's employment agreements each contain a non-compete and a change of control provision.

                      REPORT OF THE COMPENSATION COMMITTEE

REPORT OF THE COMPENSATION COMMITTEE

    In compliance with the terms of the Stockholder Agreement described above (See "Procedures for Nominating Directors") the Management Stockholders and White River Ventures have agreed to the creation of a Compensation Committee, which shall be responsible (i) for establishing guidelines with respect to all compensation matters involving the Company and its Subsidiaries and (ii) authorizing all compensation arrangements between the Company and its Subsidiaries and their respective directors, officers, employees and consultants involving the payment by the Company or any of its Subsidiaries to any of such individuals of Base Salary equal to or greater than $125,000. The Compensation Committee shall consist of members of the Board of Directors who are not officers or employees of the Company or any of its Subsidiaries.

    The Compensation Committee of the Board of Directors ("Committee") establishes the general compensation policies of the Company and establishes the specific compensation plans, performance goals and compensation levels for executive officers. The Committee also administers and selects participants for the current Employee Stock Option Plan. The Committee is composed of six independent, non-employee directors who have no interlocking relationships.

COMPENSATION POLICIES

    The principal objective of the Committee's approach to executive compensation is to align such compensation with stockholder value. The Committee seeks to accomplish this objective by setting base salaries below the median for similar positions at comparable companies, while linking the two remaining variable components of cash compensation (annual bonus and long term performance cash award) to aggressive performance factors which enhance stockholder value. Stock options are used as a vehicle to further align long-term executive performance with stockholder value. In this way, above-average total compensation is achieved only for outstanding Company performance.

COMPENSATION COMPONENTS

    BASE SALARY. Base salary levels for the named Executive Officers are determined by the Committee on the basis of what, in its discretion, it deems to be appropriate pay for the responsibilities consistent with the policies stated above.

    ANNUAL BONUS. The CEO's annual cash bonus is discussed below under "1997 Chief Executive Officer Compensation Actions."

    The annual cash bonus for executives other than the CEO is determined based on several factors (i) the most significant factor is actual earnings per share
(EPS); (ii) company wide revenue goals; and (iii) achievement of specified, measurable objectives related to the executive's area of responsibilities.

    EMPLOYEE STOCK OPTIONS. Employee stock options are an important component of the compensation package for executives because they directly focus management's attention on the interests of stockholders. The Committee makes periodic grants of stock options to executive officers and other key employees to foster a commitment to increasing long-term stockholder value.

    During 1997, the Committee granted a total of 337,500 options to selected employees of which 70,000 options were granted to Company executives. The Company's grants of options are always at fair market value on the date of grant.

1997 CHIEF EXECUTIVE OFFICER COMPENSATION ACTIONS

    The CEO's annual base salary for fiscal year 1997 was $525,000 an increase from his previous salary of $448,008 which had been his annual base salary since 1989.

    The CEO's annual bonus is principally based on company performance targets established annually by the Committee. Specifically, the factors considered include actual earnings per share, company wide revenue goals and to a lesser extent, the achievement of specified, measurable objectives. The Company achieved its targeted earnings per share and a significant portion of its targeted revenue goal. In April, 1998, a cash bonus of $275,000 was paid to the CEO based on these achievements. In addition, the CEO received a grant of 70,000 options to purchase Common Stock of the Company with an exercise price of $18.50 per share.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

    The Committee believes that its compensation programs have been structured in a manner to preserve full deductibility to the Company of executive compensation for Federal Income Tax purposes.

Thomas L. Kempner, Chairman
Compensation Committee

                               PERFORMANCE GRAPH

    NOTE: THE STOCK PRICE PERFORMANCE SHOWN ON THE GRAPH IS NOT NECESSARILY INDICATIVE OF FUTURE PRICE PERFORMANCE.

                     COMPARISON OF CUMULATIVE TOTAL RETURN*
                 AMONG CCC INFORMATION SERVICES GROUP INC., THE
          S&P 500 INDEX AND THE S&P TECHNOLOGY-COMPUTER SERVICES INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           CCC INFORMATION SERVICES GROUP    S & P 500   S&P TECHNOLOGY SERVICES SECTOR
8/96                               $100.00      $100.00                         $100.00
1996                               $139.39      $116.85                          $96.43
1997                               $171.74      $155.83                         $108.96

------------------------

* Company became a public company on August 16, 1996. Assumes $100 invested on August 16, 1996 in stock or index, including reinvestment of dividends. Fiscal year ending December 31, 1997.

                APPROVAL OF CCC INFORMATION SERVICES GROUP INC.
                       1998 EMPLOYEE STOCK PURCHASE PLAN

    The Board of Directors has determined that, in order to give the Company the ongoing flexibility to attract and retain the management and employee talent necessary for the Company's continued success, the Company should provide an Employee Stock Purchase Plan.

    The affirmative vote of a majority in interest of the stockholders present in person or by proxy at the Annual Meeting and entitled to vote will be required to approve the new Employee Stock Purchase Plan, a quorum being present.

    THE BOARD RECOMMENDS THAT YOU VOTE FOR THE CCC INFORMATION SERVICES GROUP INC. EMPLOYEE STOCK PURCHASE PLAN.

    CCC Information Services Group Inc. Employee Stock Purchase Plan (the "Employee Stock Purchase Plan")

    NOTE THAT THE EMPLOYEE STOCK PURCHASE PLAN HAS BEEN APPROVED BY THE BOARD OF DIRECTORS AND WILL BE VOTED UPON BY THE STOCKHOLDERS AT THE ANNUAL MEETING. THE CONTINUED OPERATION OF THE PLAN IS WHOLLY CONTINGENT UPON THE APPROVAL OF THE PLAN BY THE STOCKHOLDERS.

    A summary of the new Employee Stock Purchase Plan is set forth below. The summary is qualified in its entirety by reference to the full text of the new Employee Stock Purchase Plan, which is attached to this Proxy Statement as Appendix A.

    GENERAL. The CCC Information Services Group Inc. 1998 Stock Purchase Plan (the "Plan") was adopted by the Board of Directors of the Company on January 20, 1998, subject to shareholder approval. A copy of the Plan is attached to this Summary Description as Exhibit A. There are reserved for issuance under the Plan a maximum of 500,000 shares of the common stock of the Company, par value of $.10 (the "Common Stock"), subject to certain stock adjustments in the event of stock splits, stock dividends or changes in corporate structure affecting the Common Stock. Such shares are authorized, but unissued shares of Common Stock.

    PURPOSE OF THE PLAN. The purpose of the Plan is to encourage greater stock ownership among employees, thereby enhancing employee commitment to the Company and providing employees an opportunity to share in the Company's success.

    ELIGIBILITY. All employees of the Company, CCC Information Services Inc. and Certified Collateral Corporation of Canada LTD. are eligible to participate in the Plan, except that employees whose customary employment is for not more than 5 months in any calendar year and employees who have not attained the age of majority (generally age 18) where they reside are not eligible to participate, unless such employee has been employed by the Company two years or more and such employee's customary employment is more than 20 hours per week. In addition, any employee who owns more than 5% of the Company's combined voting power or value is not eligible to participate.

    ADMINISTRATION. The Plan is administered by the Compensation Committee of the Board of Directors of the Company (the "Committee"). The Compensation Committee is currently composed of all of the non-employee members of the Board of Directors of the Company.

    The Committee will act as the administrator of the Plan and make administrative and procedural decisions regarding the Plan, will adopt rules and regulations concerning the operation of the Plan, will decide questions of construction and interpretation regarding the Plan and an employee's eligibility to participate in the Plan. The Committee may employ such other persons and delegate to them such powers, rights and duties as the Committee may consider necessary to properly carry out the administration of the Plan.

    The Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974.

    OPERATION OF THE PLAN. Eligible employees may elect to participate in the Plan by contributing on an after-tax basis from 1% to 10% of this base pay while a participant in the Plan to purchase Common Stock of the Company. The Employee will be entitled to purchase up to the number of full and fractional shares (rounded to 4 decimal places) as their accumulated payroll deductions during any calendar month permit. During a calendar year an employee may not purchase Common Stock through this Plan with an aggregate fair market value (determined as of the date each option is granted) that exceeds $25,000. In addition, this $25,000 limitation is applied proportionally during the year to each grant of options.

    AMENDMENT OF THE STOCK PURCHASE PLAN. The Board of Directors may alter, amend, suspend or discontinue the Plan or at any time. However, any amendment or termination will not adversely affect any outstanding options.

    EFFECTIVE DATE. The effective date of this Plan is March 1, 1998. However, if the shareholders of the Company do not approve the Plan prior to January 20, 1999, all shares of Common Stock held under the Plan and any amount then held in any purchase account will be distributed to the participating employee. If the Plan does not receive timely shareholder approval, the difference between the purchase price and market value of the shares purchased under the Plan will be ordinary income to the employee.

    TAX WITHHOLDING. Any amounts to be paid or shares of Company Stock to be delivered by the Company under the Plan will be reduced to the extent permitted or required under applicable law by any sums required to be withheld by the Company or any participating subsidiary.

APPROVAL OF INCREASE THE NUMBER OF AUTHORIZED SHARES AVAILABLE TO BE GRANTED AS
    OPTIONS UNDER CCC INFORMATION SERVICES GROUP INC. 1997 STOCK OPTION PLAN

    During the 1997 Annual Meeting of Shareholders, the Shareholders approved the CCC Information Services Group Inc. 1997 Employee Stock Option Plan. The Board of Directors has determined that, in order to give the Company the ongoing flexibility to attract and retain the management and employee talent necessary for the Company's continued success, the Company should increase the maximum number of options to purchase shares of the Company's common stock from 675,000 to 1,500,000 shares.

    The affirmative vote of a majority in interest of the stockholders present in person or by proxy at the Annual Meeting and entitled to vote will be required to approve the authorization to increase the number of options to purchase shares of Common Stock under the 1997 Employee Stock Option Plan.

    THE BOARD RECOMMENDS THAT YOU VOTE FOR THE INCREASE IN THE NUMBER OF OPTIONS TO PURCHASE COMMON STOCK UNDER THE 1997 EMPLOYEE STOCK OPTION PLAN TO A TOTAL OF 1,500,000 SHARES.

                       DEADLINE FOR STOCKHOLDER PROPOSALS

    Proposals of Stockholders intended to be presented at the 1999 Annual Meeting (scheduled for April, 1999) must be received by the Company not later than December 15, 1998, for inclusion in its Proxy Statement and form of proxy relating to that meeting.

                                                                      APPENDIX A

                      CCC INFORMATION SERVICES GROUP INC.
                       1998 EMPLOYEE STOCK PURCHASE PLAN

1.  PURPOSE

    The purpose of the CCC Information Services Group Inc. 1998 Employee Stock Purchase Plan (the "Plan"), is to provide employees of CCC Information Services Group Inc. ("CCC") and Participating Subsidiaries (CCC and the Participating Subsidiaries being collectively referred to as the "Company") an opportunity to own an equity interest in CCC and, through such ownership, to promote their identification with the interests of shareholders of CCC, to stimulate their commitment to the business objectives of CCC and to maintain their motivation through the opportunity to share in the growth of CCC. It is intended that options issued pursuant to the Plan shall constitute options issued pursuant to an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended.

2.  DEFINITIONS

    As used herein, the terms set forth below have the meanings assigned to them in this Section 2 and shall include the plural as well as the singular.

    (a) "Administrator" means the brokerage firm or financial institution (if any) retained to perform administrative services described in Section 6(b).

    (b) "Board of Directors" means the board of directors of CCC Information Services Group Inc.

    (c) "Brokerage Account" means the account in which the Deposited Shares are held.

    (d) "CCC" means CCC Information Services Group Inc., a Delaware corporation.

    (e) "Code" means the Internal Revenue Code of 1986, as amended.

    (f) "Committee" means the committee that administers the Plan and which is appointed pursuant to Section 6.

    (g) "Company" means CCC and any Participating Subsidiaries.

    (h) "Compensation" means the Participant's base pay while a Participant in the Plan, which excludes overtime and bonuses.

    (i) "Deposited Shares" means the full and fractional Shares that have been purchased for a Participant pursuant to the exercise of Options under the Plan and which are held for the Participant in a Brokerage Account.

    (j) "Elected Percentage" means the percentage of Compensation that the Participant elects to contribute toward the purchase of Shares pursuant to this Plan.

    (k) "Entry Date" means the first day of February, May, August and November; provided, however, that the initial Entry Date shall be March 1, 1998.

    (l) "Fair Market Value" means for a Trading Day the closing price for Shares as reported by NASDAQ or, if the Shares are no longer listed on NASDAQ, as reported on such other exchange on which the Shares are listed.

    (m) "Grant Date" means the first Trading Day of February, May, August and November; provided, however, that the initial Grant Date shall be the first Trading Day of March 1998.

    (n) "Option" means an option granted under this Plan that will entitle a Participant to purchase Shares.

    (o) "Participating Subsidiary" means a Subsidiary listed in Appendix A whose employees are eligible to be granted Options under the Plan.

    (p) "Plan" means the CCC Information Services Group Inc. 1998 Employee Stock Purchase Plan.

    (q) "Purchase Account" means the account used to purchase Shares through the exercise of Options under the Plan.

    (r) "Purchase Date" means the last Trading Day of each calendar month, or such other date as shall be established by the Committee.

    (s) "Purchased Shares" means the full and fractional Shares purchased pursuant to the exercise of Options under the Plan.

    (t) "Restricted Period" means the period of time during which Shares are held in the Deposit Account pursuant to Section 11(d).

    (u) "Shares" means the common stock of CCC Information Services Group Inc., par value $.10 per share.

    (v) "Statutory Limitation" is defined in Section 7.

    (w) "Subsidiary" means any corporation of which stock possessing at least 50% of the total combined voting power of all classes of stock entitled to vote is owned by CCC or any other Subsidiary or Subsidiaries.

    (x) "Trading Day" means any day on which Shares are traded on NASDAQ, or if the Shares are no longer listed on NASDAQ, such other exchange on which the Shares are listed.

3.  STOCK TO BE ISSUED UNDER THE PLAN

    (A) CCC SHARES. The stock subject to Options shall be the common stock of CCC (the "Shares"), as traded on NASDAQ or on such other exchange as the Shares shall be listed.

    (B) LIMITS UPON NUMBER OF SHARES ISSUABLE. Subject to adjustment pursuant to Section 12, the maximum number of Shares issuable upon the exercise of Options shall not exceed 500,000. Shares granted under the Plan may be either authorized but unissued shares or shares now or hereafter held in the treasury of CCC. In the event that any Option granted pursuant to this Plan expires or is terminated, surrendered or canceled without being exercised, in whole or in part, for any reason, the Shares which were subject to such Option shall again be available for grant as an Option under this Plan and shall not reduce the aggregate number of Shares available for grant under this Plan.

4.  APPROVAL BY SHAREHOLDERS

    Continuance of the Plan shall be subject to approval by the shareholders of CCC within twelve months before or after the date the Plan is adopted by the Board of Directors. If such shareholder approval is obtained at a duly held shareholders' meeting, it may be obtained by the affirmative vote of the holders of a majority of the Shares of CCC present at the meeting or represented and entitled to vote thereon.

5.  ADMINISTRATION

    (A) POWERS AND DUTIES OF COMMITTEE. The Plan shall be administered, in accordance with the provisions hereof, by a duly authorized committee the members of which shall be appointed by the Board of Directors (the "Committee"). Subject to the provisions of the Plan and Section 423 of the Code, the

Committee shall have the discretionary authority to determine the time and frequency of granting Options, the terms and conditions of the Options and the number of Shares subject to each Option. The Committee shall also have the discretionary authority to do everything necessary and appropriate to administer the Plan, including, without limitation, interpreting the provisions of the Plan (but any such interpretation shall not be inconsistent with the provisions of Section 423 of the Code). All actions, decisions and determinations of, and interpretation by, the Committee with respect to the Plan shall be final and binding upon all Participants and upon their executors, administrators, personal representatives, heirs and legatees. No member of the Board of Directors or the Committee shall be liable for any action, decision, determination or interpretation made in good faith with respect to the Plan or any Option granted hereunder.

    (B) ADMINISTRATOR. CCC, any Participating Subsidiary or the Committee may engage the services of a brokerage firm or financial institution (the "Administrator") to perform certain ministerial and procedural duties under the Plan including, but not limited to, mailing and receiving notices contemplated under the Plan, determining the number of Purchased Shares for each Participant, maintaining or causing to be maintained the Purchase Account and the Brokerage Account, disbursing funds maintained in the Purchase Account or proceeds from the sale of Shares through the Brokerage Account, and filing with the appropriate tax authorities proper tax returns and forms (including information returns) and providing to each Participant statements as required by law or regulation.

    6.  ELIGIBILITY

    (A) EMPLOYEES ONLY; NON-DISCRIMINATION. Only employees of the Company shall be eligible to be granted Options under the Plan. Every employee of the Company shall be eligible to participate on the first Entry Date that occurs after such employee's first day of employment; PROVIDED, that such employee completes and submits an election form by the deadline prescribed by the Committee. Notwithstanding anything in the foregoing to the contrary, employees whose customary employment is for not more than 5 months in any calendar year shall not be eligible to participate. In addition to the foregoing eligibility restrictions, an employee who has not attained the age of majority in his/her place of residence shall not be eligible to participate in the Plan unless such employee has been employed by the Company 2 years or more and such employee's customary employment is more than 20 hours per week. An employee who does not become a Participant on the first Entry Date on which he/she is eligible may thereafter become a Participant on any subsequent Entry Date by completing and submitting an election form by the deadline prescribed by the Committee. All employees eligible to be granted Options under the Plan shall have the same rights and privileges with respect to Options granted at the same time.

    (B) 5% SHAREHOLDERS EXCLUDED. Notwithstanding the foregoing, in no event may an employee be granted an Option if such employee, immediately after the Option is granted, owns stock possessing 5% or more of the total combined voting power or value of all classes of stock of CCC or a Subsidiary. For purposes of determining such stock ownership, the rules of Section 424(d) of the Code shall apply, and stock which the employee may purchase under outstanding options (whether issued pursuant to this Plan or otherwise) shall be treated as stock owned by the employee.

7.  LIMITATIONS ON NUMBER OF SHARES TO BE PURCHASED

    In no event shall a Participant be granted an Option which would permit his/her rights to purchase Shares under all employee stock purchase plans (within the meaning of Section 423 of the Code) of his/her employing Participating Subsidiary and its parent and subsidiary corporations (as defined in Section 424 of the Code) to accrue at a rate which exceeds $25,000 in Fair Market Value of such Shares (determined at the Grant Date relating to such Option) for each calendar year in which any such Option is outstanding at any time (such limitation is referred to herein as the "Statutory Limitation"). The Statutory Limitation applies only to Options granted under "employee stock purchase plans" within the meaning of Section 423 of the Code and does not limit the amount of Shares or other stock of CCC which an employee may purchase under any other stock or bonus plans then in effect.

8.  PURCHASE ACCOUNT

    A non-interest-bearing account shall be established with the Administrator (the "Purchase Account") for the purpose of purchasing Shares by Participants under the Plan. Shares purchased under the Plan shall be purchased with funds credited to the Purchase Account in accordance with the Participant's election under Section 9.

9.  PAYROLL DEDUCTIONS

    (A) A Participant who elects to purchase Shares under this Plan shall be deemed to have authorized his/her employer to withhold 1% to 10% (in whole percentages) from the periodic payment of his/her Compensation (the "Elected Percentages"). The Participant's employer shall withhold the Elected Percentage from each payment of Compensation, commencing on the Entry Date on which the employee becomes a Participant and continuing until such election is changed or terminated. Such Participant shall be deemed to have given instruction to his/her employer to credit the amount so deducted to the Purchase Account. The amounts so credited in the Purchase Account during each calendar month may only be applied toward the purchase of Shares pursuant to Options granted on the immediately preceding Grant Date.

    (B) CHANGING THE ELECTION. A Participant may change his/her Elected Percentage or terminate the election under subsection (a) above as of a subsequent Entry Date by completing and submitting a change in election form by the deadline prescribed by the Committee.

10. GRANT AND EXERCISE OF OPTIONS

    (A) GRANT. Options to purchase up to the number of Shares equal to 10% of each Participant's Compensation for the current calendar month and the next succeeding two calendar months divided by the Purchase Price (subject to the Statutory Limitation) shall be deemed to have been granted on the first Trading Day of February, May, August and November (the "Grant Date"); provided, however that the initial grant of Options shall be a grant on the first Trading Day of March 1998 to purchase up to the number of Shares equal to 10% of each Participant's Compensation for March and April 1998 divided by the Purchase Price (subject to the Statutory Limitation). Notwithstanding anything in the foregoing to the contrary, in no event shall the number of Options granted on any Grant Date exceed the Statutory Limitation divided by four; provided, however, that the initial grant of Options shall not exceed the Statutory Limitation divided by six.

    (B) EXERCISE. One-third of the Options shall be exercised and full and fractional Shares shall be purchased using amounts credited to each Participant's Purchase Account as of the last Trading Day of the calendar month containing the Grant Date and each of the next two succeeding calendar months, or such other date(s) as shall be established by the Committee (each such date being a "Purchase Date"). Notwithstanding anything in the foregoing to the contrary, one-half of the initial Options shall be exercised and full and fractional Shares shall be purchased using the amounts credited to each Participant's Purchase Account as of the March and April 1998 Purchase Dates, respectively.

11. TERMS AND CONDITIONS OF OPTIONS.

    Options granted hereunder shall be subject to the following terms and conditions:

    (A) PURCHASE PRICE. The purchase price of each Share subject to an Option under the Plan shall be the lesser of 85 percent of the Fair Market Value of a Share on the applicable Grant Date or 85 percent of the Fair Market Value of a Share on the applicable Purchase Date.

    (B) TERM OF OPTIONS. An Option granted hereunder shall expire after the applicable Purchase Date next following the Grant Date.

    (C) ASSIGNABILITY OF OPTIONS. No Option granted hereunder shall be assignable or transferable except by will or by the laws of descent and distribution, and shall be exercisable, during the lifetime of the Participant, only by the Participant.

    (D) RESTRICTED PERIOD. Upon exercise of an Option, and subject to subsection (e) below, the Participant shall be deemed to have consented to the deposit of all of the full and fractional Shares purchased pursuant to such exercise (the "Deposited Shares") in a designated brokerage account maintained by the Administrator for such benefit (the "Brokerage Account") for the greater of a two year period after the relevant Grant Date or a one year period after the relevant Purchase Date (the "Restricted Period"). The Deposited Shares will be held in book-entry form in the name of the Administrator as nominee.

    (E) WITHDRAWAL AND SALE OF DEPOSITED SHARES. A Participant (or if the Participant has died, his/her executor or personal representative) may instruct the Administrator (either in writing or in accordance with such procedures as established by the Committee) to (i) sell his/her Deposited Shares through the Brokerage Account at any time and (ii) pay over to such Participant the proceeds (less any expenses and withholding taxes, including, without limitation, wage and employment withholding taxes) of such sale. In addition, a Participant (or if the Participant has died, his/her executor or personal representative) may withdraw the Participant's Deposited Shares at any time at his/her own expense. Such withdrawal shall be contingent on the Participant satisfying all Federal income tax obligations. If the employment of a Participant is terminated (for any reason) and such termination occurs subsequent to the Restricted Period with respect to any Deposited Shares or subsequent to such termination the Restricted Period lapses, the Administrator may require the Participant to withdraw such Deposited Shares from the Brokerage Account at the Participant's own expense.

12. ADJUSTMENT OF NUMBER OF SHARES SUBJECT TO OPTIONS

    The aggregate number of Shares with respect to which Options may be granted, the aggregate number of Shares subject to each outstanding Option, and the Option price per Share may all be appropriately adjusted as the Board of Directors may determine for any increase or decrease in the number of issued and outstanding Shares resulting from a subdivision or consolidation of Shares, whether through reorganization, recapitalization, stock split-up, stock distribution or combination of Shares, or the payment of a Share dividend or other increase or decrease in the number of such Shares outstanding effected without receipt of consideration by CCC. Adjustments under this Section 12 shall be made according to the sole discretion of the Board of Directors, and its decision shall be binding and conclusive; provided, however, that Options granted pursuant to the Plan shall not be adjusted in a manner that causes the Options to fail to qualify as options issued pursuant to an "employee stock purchase plan" within the meaning of Section 423.

13. RIGHTS AS A SHAREHOLDER.

    A Participant shall have rights as a shareholder of CCC with respect to each Deposited Share under the Plan.

14. OTHER REGULATORY ACTIONS

    Prior to the offering of any Shares under the Plan, CCC shall effect a registration of the offering of the Shares of CCC reserved under the Plan in accordance with the requirements of the Securities Act of 1933 and the rules and regulations thereunder.

15. AMENDMENTS; TERMINATION OF THE PLAN

    The Board of Directors may from time to time amend, modify, suspend, discontinue or terminate the Plan at any time without notice; PROVIDED that no Participant's existing rights in respect of existing Options are adversely affected thereby; PROVIDED, FURTHER, upon any such amendment or modification, all Participants shall continue to have the same rights and privileges in respect of existing Options; PROVIDED, FURTHER, that no such amendment of the Plan shall, except as provided in Section 13 hereof: (i) increase the total number of Shares issuable under the Plan; (ii) increase the maximum number of Shares which any Participant may purchase under the Plan; or (iii) increase, enlarge or improve the rights of existing or future Participants under the Plan unless such amendment shall have been approved by shareholders of CCC within the twelve month period either before or after the adoption of such amendment.

16. NO OTHER OBLIGATIONS

    The receipt of an Option pursuant to the Plan shall impose no obligation upon the Participant to purchase any Shares covered by such Option. Nor shall the granting of an Option pursuant to the Plan constitute an agreement or an understanding, express or implied, on the part of CCC or any Participating Subsidiary to employ the Participant for any specified period.

17. NOTICES

    Any notice which the Company or any Participant may be required or permitted to give to the other shall be in writing and may be delivered personally or by mail, postage prepaid, addressed: if to the Company (or to the Administrator), to such address as the Company, by notice to such Participant, may designate in writing from time to time; and, if to the Participant, at his/her address as shown on the payroll records of the Company.

18. GOVERNING LAW.

    The Plan and all Options granted hereunder shall be construed in accordance with and governed by the laws of the State of Illinois without reference to choice of law principles and subject in all cases to the Code and the regulations thereunder.

                                   APPENDIX A
                           PARTICIPATING SUBSIDIARIES

CCC Information Services Inc. (effective March 1, 1998)

Certified Collateral Corporation of Canada, LTD. (effective March 1, 1998)

PROXY                                                                 PROXY

                     CCC INFORMATION SERVICES GROUP INC.

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
            FOR THE ANNUAL MEETING OF STOCKHOLDERS -- AUGUST 25, 1998

     The undersigned appoints David M. Phillips, Thomas L. Kempner and Michael R. Eisenson, and each of them, as proxies, with full power of substitution and revocation, to vote, as designated above, all the Common Stock of CCC Information Services Group Inc. which the undersigned has power to vote, with all powers which the undersigned would possess if personally present, at the annual meeting of stockholders thereof to be held on August 25, 1998 or at any adjournment thereof.

     Unless otherwise marked, this proxy will be voted FOR the election of the nominees named and FOR Proposals No. 2. and No. 3.

            PLEASE VOTE, SIGN, DATE AND RETURN THIS FORM PROMPTLY
                        USING THE ENCLOSED ENVELOPE.

                (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

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                    CCC INFORMATION SERVICES GROUP INC.
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. / /

[                                                                            ]

1. ELECTION OF DIRECTORS
   NOMINEES: Michael R. Eisenson,  Thomas L. Kempner,
         Dudley C. Mercury, David M. Phillips,      For   Withhold      For All
         Mark A. Rosen, Michael R. Stanfield,       All      All         Except
         Herbert S. Winokur                         / /      / /        / /

   _______________________________________
   (EXCEPT NOMINEE(S) WRITTEN ABOVE)

2. Approval of CCC Information Services Group Inc.     For   Against  Abstain
   Employee Stock Purchase Plan.                       / /     / /      / /

3. Approval to increase number of shares authorized
   to be purchased pursuant to the Company's           For   Against  Abstain
   Stock Option Plan.                                  / /     / /     / /





                            THE SIGNATORY HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT.



                                            Dated: _________________, 1998

                            Signature(s)______________________________________

                                        ______________________________________
                                        Please sign exactly as your name
                                        appears. Joint owners should each sign.
                                        Where applicable, indicate your official position or representation capacity.


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                            FOLD AND DETACH HERE


                            YOUR VOTE IS IMPORTANT.

            PLEASE VOTE, SIGN, DATE AND RETURN THIS FORM PROMPTLY
                       USING THE ENCLOSED ENVELOPE.